UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 25, 2004

Apollo Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4615 East Elwood Street, Phoenix, AZ		85040
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	(480) 966-5394

Not Applicable
______________________________________________
Former name or former address, if changed since last report

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Item 7.01. Regulation FD Disclosure.

On August 25, 2004, we announced our business outlook for fiscal 2005.

The information in this Form 8-K and Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Group, Inc. (Registrant)

August 25, 2004	By:	Kenda B. Gonzales

Name: Kenda B. Gonzales
Title: Chief Financial Officer, Secretary, and Treasurer

Apollo Group, Inc. (Registrant)

August 25, 2004	By:	Daniel E. Bachus

Name: Daniel E. Bachus
Title: Chief Accounting Officer and Controller

Apollo Group, Inc. (Registrant)

August 25, 2004	By:	Todd S. Nelson

Name: Todd S. Nelson
Title: Chairman and CEO

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Exhibit Index

Exhibit No.	Description

EX-99.1	Press Release dated August 25, 2004